SUPPLEMENT TO
THE CALVERT FUND
Calvert Income Fund
Calvert Short Duration Income Fund
Calvert Long-Term Income Fund
Calvert Ultra-Short Income Fund
Calvert Government Fund
Calvert High Yield Bond Fund
Statement of Additional Information dated January 31, 2014
Date of Supplement: November 18, 2014
The following changes to the Statement of Additional Information ("SAI") are effective on December 1, 2014:
Under "Method of Distribution" on page 52 of the SAI, delete the table for “Calvert Short Duration Income Fund” and replace it with the following:
Calvert Short Duration Income Fund
Class A shares are offered at net asset value plus a front-end sales charge as follows:

Amount of Investment	As a % of offering price	As a % of net amount invested	Allowed to Brokers as a % of offering price
Less than $50,000	2.75%	2.83%	2.25%
$50,000 but less than $100,000	2.25%	2.30%	1.75%
$100,000 but less than $250,000	1.75%	1.78%	1.25%
$250,000 and over*	0.00%	0.00%	0.00%*
Under "Method of Distribution" on page 52 of the SAI, delete the second sentence of the second-to-last paragraph and replace it with the following:
Purchases of Class A shares in Calvert Short Duration Income Fund at NAV for accounts with $250,000 or more on which a finder's fee has been paid are subject to a 12-month CDSC of 0.50%.